UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 20, 2026 (May 19, 2026)

The
Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-04174	73-0569878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa , Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)
800
-
945-5426
(800-WILLIAMS)
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Northwest Pipeline LLC
(Exact name of registrant as specified in its charter)

Delaware	001-07414	26-1157701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center , Tulsa , Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)
800
-
945-5426
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Transcontinental Gas Pipe Line Company, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-07584	74-1079400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard , Houston , Texas		77056
(Address of Principal Executive Offices)		(Zip Code)
(
713
)
215-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Second Amended and Restated Credit Agreement
On May 19, 2026 (the “Credit Agreement Effective Date”), The Williams Companies, Inc. (the “Company”), Northwest Pipeline LLC (“Northwest”) and Transcontinental Gas Pipe Line Company, LLC (“Transco” and, together with the Company and Northwest, the “Borrowers”) entered into a Second Amended and Restated Credit Agreement (the “Credit Agreement”) with the lenders named therein and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent. The Credit Agreement, which amends and restates that certain Credit Agreement, dated as of October 8, 2021, among the Borrowers, the lenders named therein and Wells Fargo as administrative agent, may be used for working capital, acquisitions, capital expenditures and other general corporate, partnership or limited liability company, as applicable, purposes.
The Borrowers may borrow, in the aggregate, up to $3.75 billion under the Credit Agreement. Northwest and Transco are each subject to a $500 million borrowing sublimit. In addition, the Borrowers may request an increase of up to an additional $500 million in commitments from either new lenders or increased commitments from existing lenders named in the Credit Agreement. However, at no time may the aggregate commitments under the Credit Agreement exceed $4.25 billion. The Credit Agreement allows for same day swingline borrowings up to an aggregate amount of $200 million, subject to other utilization of the aggregate commitments under the Credit Agreement. The facility made available under the Credit Agreement is initially available for five years from the Credit Agreement Effective Date (the “Maturity Date”). The Borrowers may request an extension of the Maturity Date for an additional one-year
period up to two times, to allow a Maturity Date as late as the seventh anniversary of the Credit Agreement Effective Date, subject to certain conditions.
Interest on borrowings under the Credit Agreement is payable at rates equal to: (1) for ABR Borrowings (as defined in the Credit Agreement), the Alternate Base Rate (as defined in the Credit Agreement) for each day plus the Applicable Rate (as defined in the Credit Agreement), (2) for SOFR Borrowings (as defined in the Credit Agreement), the Term SOFR (as defined in the Credit Agreement) rate for the interest period in effect for such borrowing plus the Applicable Rate, and (3) for Swing Line Loans (as defined in the Credit Agreement), at a rate per annum equal to the Swing Line Rate (as defined in the Credit Agreement) for each day. The Company is required to pay a commitment fee based on the unused portion of the commitments under the Credit Agreement. The applicable rates and the commitment fee are determined by reference to a pricing schedule based on the applicable Borrower’s senior unsecured debt ratings.
Under the Credit Agreement the Company is required to maintain a ratio of debt to EBITDA of no greater than 5.00 to 1.00. If the Company, in any fiscal quarter, makes one or more acquisitions for a total aggregate purchase price that exceeds or equals $25 million, the Company is required to maintain a ratio of debt to EBITDA of no greater than 5.50 to 1.00 for the fiscal quarter in which the acquisition occurs through the last day of the second fiscal quarter next succeeding the fiscal quarter in which the acquisition occurs. For each of Transco and Northwest and their respective consolidated subsidiaries, the ratio of debt to capitalization (defined as net worth plus debt) is not permitted to be greater than 65%. Each of the above ratios will be tested beginning at the end of the first fiscal quarter ending after the Credit Agreement Effective Date and thereafter at the end of each subsequent fiscal quarter, and the debt to EBITDA ratio is measured on a rolling four-quarter basis.
The Credit Agreement contains customary representations and warranties and affirmative, negative and financial covenants which were made only for the purposes of the Credit Agreement and as of the specific date (or dates) set forth therein, and may be subject to certain limitations as agreed upon by the contracting parties. The Credit Agreement contains various covenants that limit, among other things, each Borrower and each Borrower’s respective material subsidiaries’ ability to grant certain liens supporting indebtedness, each Borrower’s ability to merge or consolidate, sell all or substantially all of its assets in certain circumstances, make certain distributions during an event of default, and each Borrower and each Borrower’s respective material subsidiaries’ ability to enter into certain restrictive agreements.
The Credit Agreement includes customary events of default. If an event of default occurs with respect to a Borrower, the lenders will be able to terminate the commitments for all Borrowers and accelerate the maturity of the loans of the defaulting Borrower and exercise other rights and remedies.
The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form
8-K
and incorporated into this Item 1.01 by reference.
364-Day
Credit Agreement
On the Credit Agreement Effective Date, each of the Borrowers also entered into a
364-Day
Credit Agreement (the
“364-Day
Credit Agreement”) with the lenders named therein and Citibank, N.A. (“Citibank”), as administrative agent. The
364-Day
Credit Agreement may be used for working capital, acquisitions, capital expenditures and other general corporate, partnership or limited liability company, as applicable, purposes.

The Borrowers may borrow, in the aggregate, up to $1.0 billion under the
364-Day
Credit Agreement. Northwest and Transco are each subject to a $100 million borrowing sublimit. In addition, the Borrowers may request an increase of up to an additional $150 million in commitments from either new lenders or increased commitments from existing lenders named in the
364-Day
Credit Agreement. However, at no time may the aggregate commitments under the
364-Day
Credit Agreement exceed $1.15 billion. The facility made available on a revolving basis under the
364-Day
Credit Agreement is available for 364 days from the Credit Agreement Effective Date (the
“364-Day
Maturity Date”). The Borrowers may request, prior to the
364-Day
Maturity Date, that the revolving loans under the
364-Day
Credit Agreement be converted on the
364-Day
Maturity Date into term loans that mature one year after the
364-Day
Maturity Date, subject to certain conditions.
Interest on borrowings under the
364-Day
Credit Agreement is payable at rates equal to: (1) for ABR Borrowings (as defined in the
364-Day
Credit Agreement), the Alternate Base Rate (as defined in the
364-Day
Credit Agreement) for each day plus the Applicable Rate (as defined in the
364-Day
Credit Agreement), and (2) for SOFR Borrowings (as defined in the
364-Day
Credit Agreement), the Term SOFR (as defined in the
364-Day
Credit Agreement) rate for the interest period in effect for such borrowing plus the Applicable Rate. The Company is required to pay a commitment fee based on the unused portion of the commitments under the
364-Day
Credit Agreement. The applicable rates and the commitment fee are determined by reference to a pricing schedule based on the applicable Borrower’s senior unsecured debt ratings.
Under the
364-Day
Credit Agreement the Company is required to maintain a ratio of debt to EBITDA of no greater than 5.00 to 1.00. If the Company, in any fiscal quarter, makes one or more acquisitions for a total aggregate purchase price that exceeds or equals $25 million, the Company is required to maintain a ratio of debt to EBITDA of no greater than 5.50 to 1.00 for the fiscal quarter in which the acquisition occurs through the last day of the second fiscal quarter next succeeding the fiscal quarter in which the acquisition occurs. For each of Transco and Northwest and their respective consolidated subsidiaries, the ratio of debt to capitalization (defined as net worth plus debt) is not permitted to be greater than 65%. Each of the above ratios will be tested beginning at the end of the first fiscal quarter ending after the Credit Agreement Effective Date and thereafter at the end of each subsequent fiscal quarter, and the debt to EBITDA ratio is measured on a rolling four-quarter basis.
The
364-Day
Credit Agreement contains customary representations and warranties and affirmative, negative and financial covenants which were made only for the purposes of the
364-Day
Credit Agreement and as of the specific date (or dates) set forth therein, and may be subject to certain limitations as agreed upon by the contracting parties. The
364-Day
Credit Agreement contains various covenants that limit, among other things, each Borrower and each Borrower’s respective material subsidiaries’ ability to grant certain liens supporting indebtedness, each Borrower’s ability to merge or consolidate, sell all or substantially all of its assets in certain circumstances, make certain distributions during an event of default, and each Borrower and each Borrower’s respective material subsidiaries’ ability to enter into certain restrictive agreements.
The
364-Day
Credit Agreement includes customary events of default. If an event of default occurs with respect to a Borrower, the lenders will be able to terminate the commitments for all Borrowers and accelerate the maturity of the loans of the defaulting Borrower and exercise other rights and remedies.
The foregoing description of the
364-Day
Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the
364-Day
Credit Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form
8-K
and incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement dated as of May 19, 2026, between The Williams Companies, Inc., Northwest Pipeline LLC, and Transcontinental Gas Pipe Line Company, LLC, as borrowers, the lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent

10.2	364-Day Credit Agreement dated as of May 19, 2026, between The Williams Companies, Inc., Northwest Pipeline LLC, and Transcontinental Gas Pipe Line Company, LLC, as borrowers, the lenders named therein, and Citibank, N.A., as Administrative Agent

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Vice President and Assistant General Counsel - Corporate Secretary

NORTHWEST PIPELINE LLC

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Secretary

TRANSCONTINENTAL GAS PIPE LINE COMPANY, LLC

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Secretary
DATED: May 20, 2026